UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2006
Bookham, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California		95134

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 1.01. Entry into a Material Definitive Agreement.
     On August 31, 2006, Bookham, Inc. (the “Registrant”) entered into definitive agreement for a private placement pursuant to which the Registrant issued, on September 1, 2006, 8,696,000 shares of common stock (the “Common Stock”), $0.01 par value per share, of the Registrant (the “Shares”) and warrants to purchase up to 2,174,000 shares of Common Stock (the “Warrants”) with institutional accredited investors (the “Initial Investors”) for gross proceeds of approximately $23.5 million. The Warrants are exercisable beginning on March 2, 2007 during the next five years at an exercise price of $4.00 per share. The Registrant has agreed to file a registration statement relating to the resale of the Shares and the shares of Common Stock issued upon the exercise of the Warrants. Up to an additional 2,898,667 shares of Common Stock and warrants to purchase 724,667 shares of Common Stock may be issued and sold to additional institutional accredited investors at a subsequent closing pursuant to a right of participation under the Exchange Agreement, dated January 13, 2006, by and among the Company, Bookham Technology plc and the parties listed on Exhibit A thereto.
     A copy of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant and the press release announcing the transaction are attached as exhibits hereto and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
     Based in part upon the representations of the Initial Investors in the Securities Purchase Agreement, the Shares and the Warrants were offered and sold in a private placement to institutional accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: September 5, 2006	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Investors (as such term is defined therein).

99.2	Registration Rights Agreement, dated as of August 31, 2006, by and among Bookham, Inc. and the Holders (as such term is defined therein).

99.3	Form of Warrant.

99.4	Press Release issued on September 1, 2006.